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                                  EXHIBIT 99.2

                Certification Pursuant to 18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Luigino's, Inc. (the "Company") for the fiscal year ended December 29, 2002, as filed with the Securities and Exchange Commission on March 21, 2002 (the "Annual Report"), I, Ronald O. Bubar, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Annual Report fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



By: /s/ Ronald O. Bubar
    ------------------------


Ronald O. Bubar
Chief Executive Officer
Luigino's, Inc.
March 21, 2003